UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 23, 2024 (February 22, 2024)

i3 Verticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38532	82-4052852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Burton Hills Blvd., Suite 415 Nashville, TN		37215
(Address of principal executive offices)		(Zip Code)
(615) 465-4487
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 Par Value	IIIV	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
i3 Verticals, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders on February 22, 2024 (the “Annual Meeting”). A total of 27,320,688 shares of the Company’s Class A and Class B common stock, each with par value $0.0001 per share (collectively, “Common Stock”), were present in person or represented by proxy at the Annual Meeting, representing approximately 81.9% of the Company’s outstanding Common Stock as of the December 27, 2023 record date. The following describes the matters that were submitted to the vote of the stockholders of the Company at the Annual Meeting and the result of the votes on these matters:
1. The stockholders elected each of the following persons as directors of the Company for a term of one year and until his or her successor is elected and qualified.

Name	For	Withheld	Broker Non-Votes
(a) Gregory Daily	23,333,385	456,197	3,531,106
(b) Clay Whitson	21,035,890	2,753,692	3,531,106
(c) Elizabeth Seigenthaler Courtney	21,377,789	2,411,793	3,531,106
(d) John Harrison	21,105,028	2,684,554	3,531,106
(e) R. Burton Harvey	21,173,592	2,615,990	3,531,106
(f) Decosta Jenkins	23,628,310	161,272	3,531,106
(g) Timothy McKenna	23,687,880	101,702	3,531,106
(h) David Morgan	22,979,012	810,570	3,531,106
(i) David Wilds	23,603,804	185,778	3,531,106
2. The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending September 30, 2024.

For	Against	Abstain	Broker Non-Votes
27,319,253	1,434	1	—
3. The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
23,082,545	704,623	2,414	3,531,106
4. The stockholders approved, on a non-binding, advisory basis, the holding of future advisory votes to approve the compensation of the Company’s named executive officers every year.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
16,130,786	357	7,642,971	15,468	3,531,106
In light of the voting results with respect to the frequency of future advisory votes on executive compensation as set forth above and the Company’s Board of Directors’ recommendation that stockholders vote to hold future advisory votes on executive compensation every year, the Company will hold advisory votes on executive compensation every year until the next required advisory vote on the frequency of such votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 23, 2024

i3 VERTICALS, INC.

By:	/s/ Clay Whitson
Name:	Clay Whitson
Title:	Chief Financial Officer